UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2009
POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota (State of Incorporation)	1-11411 (Commission File Number)	41-1790959 (I.R.S. Employer Identification No.)
2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)
(763) 542-0500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 2.02 Results of Operations and Financial Condition.
     On January 29, 2009, Polaris Industries Inc. (the “Company”) issued a news release announcing the Company’s fourth quarter and year-end financial results for the reporting periods ended December 31, 2008. On January 29, 2009, the Company also hosted its quarterly earnings conference call, which was accessible to the public. A recording of the conference call will be available through the end of the business day on February 5, 2009 by dialing 800-642-1687 in the U.S. and Canada or 706-645-9291 for international calls and entering passcode 42184397, and on the Company’s website, www.polarisindustries.com. A copy of the Company’s news release is furnished as Exhibit 99.1 attached hereto and a copy of the presentation materials discussed during the conference call is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.
     During the earnings conference call, management discussed, among other things, certain balance sheet and cash flow items. Copies of the Company’s Consolidated Statements of Income for the years ended December 31, 2008 and December 31, 2007, Consolidated Balance Sheets as at December 31, 2008 and December 31, 2007 and its Consolidated Statements of Cash Flows for the Years Ended December 31, 2008 and December 31, 2007 are included with the news release attached as Exhibit 99.1 to this Current Report on Form 8-K. The accompanying financial statements as at and for the year ended December 31, 2008 are unaudited and neither those financial statements nor the accompanying financial statements as at and for the year ended December 31, 2007 include all information and disclosures, including footnotes, in conformity with accounting principles generally accepted in the United States for complete financial statements. Accordingly, such statements should be read in conjunction with the Company’s Annual Reports on Form 10-K for the year ended December 31, 2007, previously filed with the Securities and Exchange Commission, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, which will be filed with the Securities and Exchange Commission on or before March 2, 2009.
Item 7.01 Regulation FD Disclosure.
     The disclosures set forth in Item 2.02 above are hereby incorporated by reference into this Item 7.01.
     The information contained in this report is furnished and not deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

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SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 29, 2009

POLARIS INDUSTRIES INC.
/s/ Michael W. Malone
Michael W. Malone
Vice President — Finance, Chief Financial Officer and Secretary of Polaris Industries Inc.

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EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release dated January 29, 2009 of Polaris Industries Inc.
99.2	Presentation materials dated January 29, 2009 of Polaris Industries Inc.

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